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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


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                                    FORM 8-K

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                                 CURRENT REPORT
                             Pursuant to Section 13
                           or 15(d) of the Securities
                              Exchange Act of 1934


Date of Report (Date of earliest event reported):  June 7, 2004
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                          Doral Financial Corporation
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            (Exact name of registrant as specified in this charter)

         Puerto Rico                             0-17224                          66-0312162
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
(State or other jurisdiction of            (Commission File No.)      (IRS Employer Identification No.)
incorporation)
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1451 Franklin D. Roosevelt Avenue, San Juan, Puerto Rico         00920
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:    (787) 474-6700
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ITEM 5.  OTHER EVENTS

         On June 7, 2004, Doral Financial Corporation closed the issuance and sale of $115,000,000 of its Floating Rate Senior Notes due December 7, 2005.

         The exhibits listed in Item 7 are hereby incorporated herein by reference.

Item 7.           Financial Statements and Exhibits

     1.1               Underwriting Agreement, dated as of June 2, 2004 between
                       Doral Financial Corporation and UBS Securities LLC.

     4.1               Floating Rate Senior Note due December 7, 2005.

     5.1               Opinion of Pietrantoni Mendez & Alvarez LLP regarding the
                       Doral Financial Corporation Senior Notes.

     5.2               Opinion of Sullivan & Cromwell LLP regarding the Doral
                       Financial Corporation Senior Notes.

     8.1 Opinion of Pietrantoni Mendez & Alvarez LLP regarding tax matters.

    23.1               Consents of Counsel (included in Exhibits 5.1 and 5.2).



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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             DORAL FINANCIAL CORPORATION



                                             By:     /s/ Ricardo Melendez
                                                -----------------------------
                                                       Ricardo Melendez
                                                   Executive Vice President
                                                 and Chief Financial Officer



Date: June 7, 2004




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